Exhibit 99.10

                             SUBSIDIARIES GUARANTY


         SUBSIDIARIES GUARANTY (as amended, modified, restated and/or supplemented from time to time, this "Guaranty"), dated as of December 21, 2004, made by and among each of the undersigned guarantors (each, a "Guarantor" and, together with any other entity that becomes a guarantor hereunder pursuant to Section 23 hereof, collectively, the "Guarantors") in favor of HSBC Bank USA, National Association, as collateral agent (together with any successor collateral agent, the "Second-Lien Collateral Agent"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Second-Lien Note Indenture (as defined below) shall be used herein as therein defined.


                             W I T N E S S E T H :


         WHEREAS, RCN Corporation (the "Borrower") and HSBC Bank USA, National Association, as trustee (the "Second-Lien Trustee"), have entered into an Indenture, dated as of December 21, 2004 (as amended, modified, restated and/or supplemented from time to time, the "Second-Lien Note Indenture"), providing for the issuance of Notes (the "Second-Lien Notes") by the Borrower, all as contemplated therein (the holders of Second-Lien Notes from time to time (the "Noteholders"), the Second-Lien Trustee and the Second-Lien Collateral Agent are herein called the "Secured Creditors");

         WHEREAS, each Guarantor is a direct or indirect Subsidiary of the Borrower;

         WHEREAS, it is a condition precedent to the issuance of Second-Lien Notes under the Second-Lien Note Indenture that each Guarantor shall have executed and delivered to the Second-Lien Collateral Agent this Guaranty; and

         NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Second-Lien Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with each other Guarantor and the Second-Lien Collateral Agent for the benefit of the Secured Creditors as follows:

         1. GUARANTY. (a) Each Guarantor, jointly and severally, irrevocably, absolutely and unconditionally guarantees as a primary obligor and not merely as surety to the Secured Creditors the full and prompt payment when due
(whether at the stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) of the principal of, premium, if any, and interest on the Second-Lien Notes issued by the Borrower under the Second-Lien
Note Indenture (including, without limitation, obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and each other Transaction Document (each a "Second-Lien Note Document") (including, without limitation, indemnities, Fees and interest thereon (including, without limitation, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the Second-Lien Note Indenture, whether or not such interest is an allowed claim in any such proceeding)), whether now existing or hereafter incurred under, arising out of or in connection with the Second-Lien Note Indenture and any such other Second-Lien Note Document and the due performance and compliance by the Borrower with all of the terms, conditions, covenants and agreements contained in all such Second-Lien Note Documents (all such principal, premium, interest, liabilities, indebtedness and obligations under this clause (a), being herein collectively called the "Guaranteed
Obligations").

Each Guarantor understands, agrees and confirms that the Secured Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against any other Guarantor, the Borrower, or against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. This Guaranty is a guaranty of prompt payment and performance and not of collection.

         (b) Additionally, each Guarantor, jointly and severally, unconditionally, absolutely and irrevocably, guarantees the payment of any and all Guaranteed Obligations whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in
Section 7.1(g) of the Second-Lien Note Indenture, and unconditionally, absolutely and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Secured Creditors, or order, on demand.

         2. LIABILITY OF GUARANTORS ABSOLUTE. The liability of each Guarantor hereunder is primary, absolute, joint and several, and unconditional and is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by the Borrower or any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a Guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, (e) the failure of the Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty, (f) any payment made to any Secured Creditor on the indebtedness which any Secured Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (g) any action or inaction by the Secured Creditors as contemplated in Section 5 hereof or (h) any invalidity, rescission, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.

         3. OBLIGATIONS OF GUARANTORS INDEPENDENT. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor, the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor, the Borrower and whether or not any other Guarantor, any other guarantor, the Borrower be joined in any such action or actions. Each Guarantor waives (to the fullest extent permitted by applicable law) the benefits of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

         4. WAIVERS BY GUARANTORS. (a) Each Guarantor hereby waives (to the fullest extent permitted by applicable law) notice of acceptance of this Guaranty and notice of the existence, creation or incurrence of any new or additional liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, demand for performance, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Second-Lien Collateral Agent or any other Secured Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other Guarantor, any other guarantor, the Borrower) and the Guarantor further hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice or proof of reliance by any Secured Creditor upon this Guaranty, and the Guaranteed Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, modified, supplemented or waived, in reliance upon this Guaranty.

         (b) Each Guarantor waives any right to require the Secured Creditors to: (i) proceed against the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Secured Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than payment in full in cash of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full in cash of the Guaranteed Obligations. The Secured Creditors may, at their election, foreclose on any collateral serving as security held by the Second-Lien Trustee, the Second-Lien Collateral Agent or the other Secured Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Secured Creditors may have against the Borrower, or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash. Each Guarantor waives any defense arising out of any such election by the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement, contribution, indemnification or subrogation or other right or remedy of such Guarantor against the Borrower, any other guarantor of the Guaranteed Obligations or any other party or any security.

         (c) Each Guarantor has knowledge and assumes all responsibility for being and keeping itself informed of the Borrower's and each other Guarantor's financial condition, affairs and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and has adequate means to obtain from the Borrower and each other Guarantor on an ongoing basis information relating thereto and the Borrower's and each other Guarantor's ability to pay and perform its respective Guaranteed Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect. Each Guarantor acknowledges and agrees that (x) the Secured Creditors shall have no obligation to investigate the financial condition or affairs of the Borrower or any other Guarantor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition, assets or affairs of the Borrower or any other Guarantor that might become known to any Secured Creditor at any time, whether or not such Secured Creditor knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) increase the risk of such Guarantor as guarantor hereunder, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Guaranteed Obligations hereunder and (y) the Secured Creditors shall have no duty to advise any Guarantor of information known to them regarding any of the aforementioned circumstances or risks.

         (d) Each Guarantor hereby acknowledges and affirms that it understands that to the extent the Guaranteed Obligations are secured by Real Property located in the State of California, such Guarantor shall be liable for the full amount of the liability hereunder notwithstanding foreclosure on such Real Property by trustee sale or any other reason impairing such Guarantor's or any Secured Creditors' right to proceed against any Borrower or any other guarantor of the Guaranteed Obligations.

         (e) Each Guarantor hereby waives (to the fullest extent permitted by applicable law) all rights and benefits under Section 580a, 580b, 580d and 726 of the California Code of Civil Procedure. Each Guarantor hereby further waives (to the fullest extent permitted by applicable law), without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to such Guarantor under Sections 2809, 2810, 2815, 2819, 2821, 2839, 2845, 2848, 2849, 2850, 2899 and 3433 of
the California Civil Code.

         (f) Until the Guaranteed Obligations have been paid in full in cash, each Guarantor waives its rights of subrogation and reimbursement and any other rights and defenses available to such Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code, including, without limitation,
(1) any defenses such Guarantor may have to this Guaranty by reason of an election of remedies by the Secured Creditors and (2) any rights or defenses such Guarantor may have by reason of protection afforded to any Borrower pursuant to the antideficiency or other laws of California limiting or discharging such Borrower's indebtedness, including, without limitation,
Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure. In furtherance of such provisions, each Guarantor hereby waives all rights and defenses arising out of an election of remedies by the Secured Creditors, even though that election of remedies, such as a nonjudicial foreclosure, destroys such Guarantor's rights of subrogation and reimbursement against any Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

         (g) Each Guarantor hereby acknowledges and agrees that no Secured Creditor nor any other Person shall be under any obligation (a) to marshal any assets in favor of the Guarantor or the obligation of the Guarantor hereunder or (b) to pursue any other remedy that the Guarantor may or may not be able to pursue itself any right to which the Guarantor hereby waives.

         (h) Each Guarantor warrants and agrees that each of the waivers set forth in Section 3 and in this Section 4 is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by applicable law.

         5. RIGHTS OF SECURED CREDITORS. Subject to Sections 4 and 14, any Secured Creditor may (except as shall be required by applicable statute and cannot be waived) at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations or liabilities of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

         (a) change the manner, place or terms of payment of, and/or change, increase or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including, without limitation, any increase or decrease in the rate of interest thereon or the principal amount thereof), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, increased, accelerated, renewed or altered;

         (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property or other collateral by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

         (c) exercise or refrain from exercising any rights against the Borrower, any other Guarantor (together with the Borrower, each a "Credit Party"), any Subsidiary thereof, any other guarantor of the Borrower or others or otherwise act or refrain from acting;

         (d) release or substitute any one or more endorsers, Guarantors, other guarantors, the Borrower, or other obligors;

         (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Secured Creditors;

         (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Secured Creditors regardless of what liabilities of the Borrower remain unpaid;

         (g) act or fail to act in any manner which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty; and/or

         (h) take any other action or omit to take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under this Guaranty (including, without limitation, any action or omission whatsoever that might otherwise vary the risk of the Guarantor or constitute a legal or equitable defense to or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against the Guarantor).

No invalidity, illegality, irregularity or unenforceability of all or any part of the Guaranteed Obligations, the Second-Lien Note Documents or any other agreement or instrument relating to the Guaranteed Obligations or of any security or guarantee therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full in cash of the Guaranteed Obligations.

         6. CONTINUING GUARANTY. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Secured Creditor to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its or their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         7. SUBORDINATION OF INDEBTEDNESS HELD BY GUARANTORS. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Secured Creditors; and such indebtedness of the Borrower to any Guarantor, if the Second-Lien Collateral Agent or the Second-Lien Trustee (at written direction of the Noteholders) so requests after an Event of Default has occurred and is continuing, shall be collected, enforced and received by such Guarantor as trustee for the Secured Creditors and be paid over to the Secured Creditors on account of the indebtedness of the Borrower to the Secured Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Secured Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash; provided, that if any amount shall be paid to the Guarantor on account of such subrogation rights at any time prior to the irrevocable payment in full in cash of all the Guaranteed Obligations, such amount shall be held in trust for the benefit of the Secured Creditors and shall forthwith be paid to the Secured Creditors to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Second-Lien Note Documents or, if the Second-Lien Note Documents do not provide for the application of such amount, to be held by the Secured Creditors as collateral security for any Guaranteed Obligations thereafter existing.

         8. GUARANTY ENFORCEABLE BY SECOND-LIEN TRUSTEE OR SECOND-LIEN COLLATERAL AGENT. Notwithstanding anything to the contrary contained elsewhere in this Guaranty, the Secured Creditors agree (by their acceptance of the benefits of this Guaranty) that this Guaranty may be enforced only by the action of the Second-Lien Collateral Agent or the Second-Lien Trustee, in each case acting upon the written instructions of the Noteholders holding a majority in aggregate principal amount of the outstanding Notes under the Second-Lien
Note Indenture (the "Majority Noteholders") and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Second-Lien Collateral Agent or the Second-Lien Trustee for the benefit of the Secured Creditors upon the terms of this Guaranty and the Security Documents. The Secured Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, partner, member or stockholder of any Guarantor (except to the extent such partner, member or stockholder is also a Guarantor hereunder). It is understood and agreed that the agreement in this Section 8 is among and solely for the benefit of the Secured Creditors and that, if the Majority Noteholders so agree (without requiring the consent of any Guarantor), this Guaranty may be directly enforced by any Secured Creditor.

         9.    SUBORDINATION OF RCN INTERNATIONAL GUARANTY.

         (a) Guaranteed Obligations Subordinated to Guarantor Senior Debt. Notwithstanding anything to the contrary contained in this Guaranty or in any Second-Lien Note Document, RCN International for itself and its successors and assigns, covenants and agrees, and the Second-Lien Collateral Agent for and on behalf of the Secured Creditors (who accept and agree to the provisions of this Section by their acceptance of the benefits hereunder and the agreements contained herein), likewise covenants and agrees, that the payment of all Guaranteed Obligations by RCN International (which, for purposes of this Section 9, also shall include all obligations of RCN International under
Section 11 hereof) are subordinated, to the extent and in the manner provided in this Section 9, to the prior payment in full in cash of all obligations, liabilities and indebtedness on all Guarantor Senior Debt of RCN International, whether outstanding on the date hereof or hereafter incurred. As used herein, the term "Guarantor Senior Debt" shall mean, with respect to RCN International, the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, and all other amounts (including, without limitation, reimbursement obligations under letters of credit, fees, expenses and indemnities) owing in respect of (including, in each case, guarantees of the foregoing obligations, liabilities and indebtedness) all monetary obligations of every nature of RCN International to the First-Lien Creditors (as defined in the Intercreditor Agreement) under, or with respect to, the First-Lien Documents (as defined in the Intercreditor Agreement).

         This Section 9 shall constitute a continuing offer to all First-Lien Creditors who become holders of, or continue to hold, Guarantor Senior Debt, and such provisions are made for the benefit of the First-Lien Creditors and such First-Lien Creditors are made obligees hereunder and any one or more of them may enforce such provisions.

         (b) Suspension of Payment on Guaranteed Obligations When Guarantor Senior Debt is in Default. (i) If any Specified Default (as defined below) occurs and is continuing under, or with respect to, any Guarantor Senior Debt, then no payment or distribution of any kind or character, whether in cash, property or securities, shall be made by or on behalf of RCN International or any other Person or entity on its or their behalf under, in respect of, or on account of, this Guaranty or to settle or purchase the Guaranteed Obligations for cash, property or securities until all Specified Defaults shall have been cured or waived in accordance with the terms of the documentation governing the respective Guarantor Senior Debt or ceased to exist or all Guarantor Senior Debt with respect to which any such Specified Default has occurred and is continuing shall have been paid in full in cash. As used herein, the term "Specified Default" shall mean any of (i) any payment default in respect of any Guarantor Senior Debt, (ii) any default of the type described in Section 10.05 of the First-Lien Credit Agreement and (iii) any "event of default" (or similar term) under (and as defined in) any Guarantor Senior Debt.

         (ii) In the event that, notwithstanding the foregoing, any payment, distribution, purchase or settlement shall be received by (or on behalf of) the Secured Creditors under, in respect of, or on account of, this Guaranty when such payment, distribution, purchase or settlement is prohibited by the foregoing provisions of this Section 9(b), such payment, distribution, purchase or settlement shall be held by the Secured Creditors in trust for the benefit of, and shall forthwith be paid over or delivered to, the First-Lien Creditors (pro rata to such First-Lien Creditors on the basis of the respective amount of Guarantor Senior Debt held by such First-Lien Creditors) or their respective representatives, as their respective interests may appear.

         (c) Payment Subordinated to Prior Payment of All Guarantor Senior Debt on Dissolution, Liquidation or Reorganization of RCN International. (i) Upon any payment or distribution of assets of RCN International of any kind or character, whether in cash, property or securities, to creditors upon any total or partial liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors or marshaling of assets of RCN International or in a bankruptcy, reorganization, insolvency, receivership or other similar proceeding relating to RCN International or its assets, whether voluntary or involuntary, all obligations, liabilities and indebtedness in respect of

Guarantor Senior Debt due or to become due shall first be paid in full in cash (including interest accruing after the commencement of any bankruptcy or other like proceeding at the rate specified in the applicable Guarantor Senior Debt, whether or not such interest is an allowed claim in any such proceeding), before any payment or distribution of any kind or character (whether in cash, property or securities) is made by or on behalf of RCN International (or any successor thereto) under, in respect of, or on account of, this Guaranty. Upon any such dissolution, winding-up, liquidation, reorganization, receivership or similar proceeding, any payment or distribution of assets of RCN International of any kind or character, whether in cash, property or securities, to which any Secured Creditors would be entitled under, in respect of, or on account of, this Guaranty, except for the provisions hereof, shall be paid by RCN International or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Secured Creditors if received by them, directly to the First-Lien Creditors (pro rata to such First-Lien Creditors on the basis of the respective amounts of Guarantor Senior Debt held by such First-Lien Creditors) or their respective representatives, as their respective interests may appear, for application to the payment of Guarantor Senior Debt remaining unpaid until all such Guarantor Senior Debt has been paid in full in cash after giving effect to any concurrent payment or distribution therefor to or for the First-Lien Creditors.

         (ii) To the extent that any Guarantor Senior Debt shall be paid to a First-Lien Creditor and subsequently must be returned, rescinded or disgorged as a result of the applicable provisions of Bankruptcy Code (including, but not limited to, Section 547 of the Bankruptcy Code), or any similar law, or the settlement of any claim in respect thereof, the formerly paid or satisfied Guarantor Senior Debt shall be reinstated and outstanding as if such payment had not occurred and the terms and conditions of this Guaranty shall be fully applicable thereto until all such Guarantor Senor Debt is again paid in full in cash.

         It is further agreed that any diminution (whether pursuant to court decree or otherwise, including without limitation for any of the reasons described in the preceding paragraph) of RCN International's obligation to make any distribution or payment pursuant to any Guarantor Senior Debt, except to the extent such diminution occurs by reason of the repayment (which has not been disgorged or returned) of such Guarantor Senior Debt in cash, shall have no force or effect for purposes of the subordination provisions contained in this Section 9, with any turnover of payments as otherwise calculated pursuant to this Section 9 to be made as if no such diminution had occurred.

         (iii) In no event (whether pursuant to a proceeding under the Bankruptcy Code or otherwise) shall any Secured Creditor assert that the assets of RCN International should be substantively consolidated or otherwise combined in a similar fashion with the assets of the Borrower or any of its other Subsidiaries, or otherwise returned (whether under claims of fraudulent conveyance or otherwise) to any such Person. Furthermore, in the event that pursuant to any proceeding pursuant to the Bankruptcy Code or otherwise any of the assets of RCN International are substantively consolidated or otherwise combined in a similar fashion with the assets of the Borrower or any of its other Subsidiaries or otherwise returned to any such Person, then, as between the Second-Lien Collateral Agent and the Secured Creditors (and their successors and assigns), on the one hand, and the First-Lien Creditors, on the other hand, the Secured Creditors agree that all distributions received by an

Secured Creditor (and their successors and assigns) to the extent attributable to the assets, or representing any proceeds from any disposition of assets, which were held by RCN International prior to any such consolidation, combination or return of assets shall be treated by the Second-Lien Collateral Agent and the Secured Creditors as if received pursuant to this Guaranty and shall be fully subject to the subordination provisions contained in this
Section 9.

         (iv) In the event that, notwithstanding the foregoing, any payment or distribution of assets of any RCN International of any kind or character, whether in cash, property or securities, shall be received by (or on behalf of) any Secured Creditor when such payment or distribution is prohibited by this
Section 9(c), such payment or distribution shall be held in trust by the respective Secured Creditor for the benefit of, and shall be forthwith paid over or delivered to, the First-Lien Creditors (pro rata to such First-Lien Creditors on the basis of the respective amount of Guarantor Senior Debt held by such First-Lien Creditors) or their respective representatives, as their respective interests may appear, for application to the payment of Guarantor Senior Debt remaining unpaid until all such Guarantor Senior Debt has been paid in full in cash, after giving effect to any concurrent payment or distribution therefor to or for the First-Lien Creditors.

         (d) Second-Lien Collateral Agent To Be Subrogated to Rights of Holders of Guarantor Senior Debt. Subject to the prior payment in full in cash of all Guarantor Senior Debt, the Second-Lien Collateral Agent shall be subrogated to the rights of the First-Lien Creditors to receive payments or distributions of cash, property or securities of RCN International applicable to RCN International Senior Debt until all amounts owing on or in respect of the Guaranteed Obligations shall be paid in full; and, for the purposes of such subrogation, no such payments or distributions to the First-Lien Creditors by or on behalf of RCN International, or by or on behalf of the Second-Lien Collateral Agent by virtue of this Section 9, which otherwise would have been made to the Second-Lien Collateral Agent shall, as between RCN International and the Second-Lien Collateral Agent, be deemed to be a payment by RCN International to or on account of Guarantor Senior Debt, it being understood that the provisions of this Section 9 are and are intended solely for the purpose of defining the relative rights of the Second-Lien Collateral Agent, on the one hand, and the First-Lien Creditors, on the other hand.

         (e) Guaranteed Obligations of the RCN International Unconditional. Nothing contained in this Section 9 or elsewhere in this Guaranty or in the Second-Lien Note Documents is intended to or shall impair, as among RCN International, its creditors (other than the First-Lien Creditors), and the Second-Lien Collateral Agent, the obligation of RCN International, which is absolute and unconditional, to pay to the Second-Lien Collateral Agent all amounts due and payable under this Guaranty as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Second-Lien Collateral Agent (and the Secured Creditors) and creditors of the Guarantors (other than the First-Lien Creditors), nor shall anything herein or therein prevent the Second-Lien Collateral Agent from exercising all remedies otherwise permitted by applicable law upon default under the Second-Note Documents, subject to the rights of the First-Lien Creditors under this Section 9 and under the Intercreditor Agreement in respect of cash, property or securities of RCN International received upon the exercise of any such remedy.

         (f) Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of RCN International referred to in this Section 9, the Second-Lien Collateral Agent shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any insolvency, bankruptcy, receivership, dissolution, winding-up, liquidation, reorganization or similar case or proceeding is pending, or upon a certificate of the trustee in bankruptcy, liquidating trustee, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Second-Lien Collateral Agent, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the First-Lien Creditors and other indebtedness of RCN International, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this
Section 9. The Second-Lien Collateral Agent shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of the Guarantor Senior Debt (or representative of, such holder) to establish that such notice has been given by a holder of such Guarantor Senior Debt or a trustee or representative on behalf of any such holder.

         (g) Subordination Rights Not Impaired by Acts or Omissions of RCN International or the First-Lien Creditors. No right of any present or future First-Lien Creditor to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of RCN International or by any act or failure to act by any such First-Lien Creditor, or by any noncompliance by RCN International with the terms of this Guaranty, regardless of any knowledge thereof which any such First-Lien Creditor may have or otherwise be charged with.

         Without in any way limiting the generality of the foregoing paragraph, the First-Lien Creditors may, at any time and from time to time, without the consent of or notice to the Second-Lien Collateral Agent or any Secured Creditor, without incurring responsibility to the Second-Lien Collateral Agent or any Secured Creditor and without impairing or releasing the subordination provided in this Section 9 or the obligations hereunder of the Second-Lien Collateral Agent and the Secured Creditors to the First-Lien Creditors, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew, increase, replace or alter, Guarantor Senior Debt, or otherwise amend or supplement in any manner Guarantor Senior Debt, or any instrument evidencing the same or any agreement under which Guarantor Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Guarantor Senior Debt, (iii) release any Person liable in any manner for the payment or collection of Guarantor Senior Debt; and (iv) exercise or refrain from exercising any rights against RCN International and any other Person.

         (h) First-Lien Creditors Authorized To File Proofs of Claims. If the Secured Creditors do not file a proper claim or proof of debt in the form required in the event of any dissolution, winding-up, liquidation or reorganization of RCN International (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of credits or otherwise) tending towards liquidation of the business and assets of RCN International prior to 10 days before the expiration of the time to file such claim or claims, then the First-Lien Creditors or their representative shall have the right to file and are or is hereby authorized to file an appropriate claim for and on behalf of the Secured

Creditors. Nothing herein contained shall be deemed to authorize the First-Lien Creditors or their representative to authorize or consent to or accept or adopt on behalf of the Second-Lien Collateral Agent or the Secured Creditors any plan of reorganization, arrangement, adjustment or composition affecting the Guaranteed Obligations or the rights of the Second-Lien Collateral Agent or the Secured Creditors, or to authorize the First-Lien Creditors or their representative to vote in respect of the claim of the Second-Lien Collateral Agent in any such proceeding.

         (i) This Section 9 Not To Prevent Events of Default. The failure to make a payment on account of principal of or interest on the Guaranteed Obligations by reason of any provision of this Section 9 will not be construed as preventing the occurrence of a breach, default or an event of default under the Second-Lien Note Documents.

         (j) Amendments or Modifications to Section 9 or 19. Notwithstanding anything to the contrary contained in this Guaranty, no amendment or modification to any provision of this Section 9 or the related definitions used herein or to Section 19 hereof or the related definitions used therein, shall be permitted unless such amendment or modification is approved in writing by the First-Lien Administrative Agent (as defined in the Intercreditor Agreement) (with the consent of the requisite percentage of the First-Lien Creditors) and the Second-Lien Collateral Agent.

         (k) Notice to the Second-Lien Collateral Agent, Rights of the Second-Lien Collateral Agent. RCN International shall give prompt written notice to the Second-Lien Collateral Agent of any fact known to RCN International which would prohibit the making of any payment to the Second-Lien Collateral Agent under this Guaranty pursuant to the provisions of this Section 9, although any delay or failure to give any such notice shall have no effect on the subordination provisions contained herein.

         10. REPRESENTATIONS, WARRANTIES AND COVENANTS OF GUARANTORS. In connection with the issuance of Second-Lien Notes by the Borrower pursuant to the Second-Lien Note Indenture, each Guarantor represents, warrants and covenants that:

         (a) such Guarantor (i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization,
     (ii) has the corporate, partnership or limited liability company power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualification except for failures to be so qualified which, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

         (b) such Guarantor has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Guaranty and each other Second-Lien Note Document to which it is a party and has taken all necessary corporate, partnership or limited liability company action, as the case may be, to authorize the execution, delivery and performance by it of this Guaranty and each such other Second-Lien Note Document;

         (c) such Guarantor has duly executed and delivered this Guaranty and each other Second-Lien Note Document to which it is a party, and this Guaranty and each such other Second-Lien Note Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

         (d) neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Second-Lien Note Document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof, will (i) contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, material mortgage, material deed of trust, loan agreement, Second-Lien
     Note Indenture, or any other material agreement, contract or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or
     (iii) violate any provision of the certificate or articles of incorporation, by-laws, partnership agreement or limited liability company agreement (or equivalent organizational documents), as the case may be, of such Guarantor or any of its Subsidiaries;

         (e) no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date when required and which remain in full force and effect), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty by such Guarantor or any other Second-Lien Note Document to which such Guarantor is a party or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Second-Lien Note Document to which such Guarantor is a party;

         (f) there are no actions, suits or proceedings pending or, to such Guarantor's knowledge, threatened (i) with respect to this Guaranty or any other Second-Lien Note Document to which such Guarantor is a party, (ii) with respect to such Guarantor or any of its Subsidiaries that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect (as such term is defined in the Second-Lien Note Indenture) or (iii) that could reasonably be expected to have a material adverse effect on the rights or remedies of the Secured Creditors or on the ability of such Guarantor to perform its obligations to the Secured

     Creditors hereunder and under the other Second-Lien Note Documents to which it is a party;

         (g) until such time as no Second-Lien Note remains outstanding and all Guaranteed Obligations have been paid in full, such Guarantor will comply, and will cause each of its Subsidiaries to comply, with all of the applicable provisions, covenants and agreements contained in Article 5 of the Second-Lien Note Indenture, and will take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Article 5 of the Second-Lien Note Indenture, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries; and

         (h) an executed (or conformed) copy of each of the Second-Lien Note Documents, has been made available to a senior officer of such Guarantor and such officer is familiar with the contents thereof.

         11. EXPENSES. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of the Second-Lien Trustee, the Second-Lien Collateral Agent and each other Secured Creditor in connection with the enforcement of this Guaranty and the protection of the Secured Creditors' rights hereunder and any amendment, waiver or consent relating hereto (including, in each case, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) employed by the Second-Lien Trustee, the Second-Lien Collateral Agent and each other Secured Creditor).

         12. BENEFIT AND BINDING EFFECT. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Secured Creditors and their successors and assigns.

         13. AMENDMENTS; WAIVERS. Subject to the terms of the Intercreditor Agreement, neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released) and with the written consent of the Majority Noteholders (or, to the extent required by the Second-Lien Note Indenture, with the written consent of each Noteholder) at all times prior to the time at which all Second-Lien Note Document Obligations have been paid in full.

         14. SET OFF. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Second-Lien Note Indenture), each Secured Creditor is hereby authorized, at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Secured Creditor to or for the credit or the account of such

Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Secured Creditor under this Guaranty, irrespective of whether or not such Secured Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Notwithstanding anything to the contrary contained in this Guaranty, at any time that the Guaranteed Obligations shall be secured by any Real Property located in the State of California, no Secured Creditor shall exercise any right of set-off, lien or counterclaim or take any court or administrative action or institute any proceedings to enforce any provision of this Guaranty without the prior consent of the Majority Noteholders or, to the extent required by the Second-Lien Note Indenture, all of the Noteholders, if such setoff or action or proceeding would or might (pursuant to Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure or Section 2924 of the California Civil Code, if applicable, or otherwise) affect or impair the validity, priority, or enforceability of the liens granted to the Second-Lien Collateral Agent pursuant to the Security Documents or the enforceability of the Guaranteed Obligations hereunder, and any attempted exercise by any Secured Creditor or the Second-Lien Collateral Agent of any such right without obtaining such consent of the Majority Noteholders or the Second-Lien Collateral Agent shall be null and void. It is understood and agreed that the foregoing sentence of this Section 14 is for the sole benefit of the Secured Creditors and may be amended, modified or waived in any respect by the Majority Noteholders (without any requirement of prior notice to or consent by any Credit Party or any other Person) and does not constitute a waiver of any rights against any Credit Party or against any Collateral.

         15. NOTICE. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Second-Lien Collateral Agent or any Guarantor shall not be effective until received by the Second-Lien Collateral Agent or such Guarantor, as the case may be. All notices and other communications shall be in writing and addressed to such party at (i) in the case of any Secured Creditor, as provided in the Second-Lien Note Indenture, and (ii) in the case of any Guarantor, at its address set forth opposite its signature page below; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

         16. REINSTATEMENT. If any claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including, without limitation, the Borrower or any other Guarantor), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any Second-Lien Note or any other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

         17. CONSENT TO JURISDICTION; SERVICE OF PROCESS; AND WAIVER OF TRIAL BY JURY. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE SECURED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Second-Lien Note Document to which any Guarantor is a party may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, in each case located within the City of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Guarantor, and agrees not to plead or claim, in any legal action or proceeding with respect to this Guaranty or any other Second-Lien Note Document to which such Guarantor is a party brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Guarantor. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Second-Lien Note Document to which such Guarantor is a party that such service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

         (b) Each Guarantor hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Second-Lien Note Document to which such Guarantor is a party brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

         (c) EACH GUARANTOR AND EACH SECURED CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER SECOND-LIEN NOTE DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         18. RELEASE OF LIABILITY OF GUARANTOR UPON SALE OR DISSOLUTION. Subject to the terms of the Intercreditor Agreement, in the event that all of the capital stock or other equity interests of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of the Second-Lien Note Indenture (or such sale, other disposition or liquidation has been approved in writing by the Majority Noteholders (or all the Noteholders if required by the Second-Lien Note Indenture)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Second-Lien Note Indenture, to the extent applicable, such Guarantor shall, upon consummation of such sale or other disposition (except to the extent that such sale or disposition is to the Borrower or another Subsidiary thereof), be released from this Guaranty automatically and without further action and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock or other equity interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section
18).

         19. CONTRIBUTION. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a "Relevant Payment") is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor's Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the "Aggregate Excess Amount"), each such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the "Aggregate Deficit Amount") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor's right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of each computation; provided that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been irrevocably paid in full in cash, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Section 18 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor's obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Section 19: (i) each Guarantor's "Contribution Percentage" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors;
(ii) the "Adjusted Net Worth" of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the "Net Worth" of each Guarantor shall mean the amount by which the fair saleable value of such Guarantor's assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty or any guaranteed obligations arising under any guaranty of the Second-Lien
Note Indenture) on such date. Notwithstanding anything to the contrary contained above, any Guarantor that is released from this Guaranty pursuant to
Section 18 hereof shall thereafter have no contribution obligations, or rights, pursuant to this Section 19, and at the time of any such release, if the released Guarantor had an Aggregate Excess Amount or an Aggregate Deficit Amount, same shall be deemed reduced to $0, and the contribution rights and obligations of the remaining Guarantors shall be recalculated on the respective date of release (as otherwise provided above) based on the payments made hereunder by the remaining Guarantors. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 19 each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment until all of the Guaranteed Obligations have been irrevocably paid in full in cash. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Majority Noteholders.

         20. LIMITATION ON GUARANTEED OBLIGATIONS. Each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act or any similar Federal or state law. To effectuate the foregoing intention, each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws (it being understood that it is the intention of the parties to this Guaranty and the parties to any guaranty of the First-Lien Obligations (as defined in the Intercreditor Agreement) that, to the maximum extent permitted under applicable laws, the liabilities in respect of the guarantees of the First-Lien Obligations shall not be included for the foregoing purposes and that, if any reduction is required to the amount guaranteed by any Guarantor hereunder and with respect to the First-Lien Obligations that its guarantee of amounts owing in respect of the Second-Lien Note Indenture shall first be reduced) and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and the other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

         21. COUNTERPARTS. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Second-Lien Collateral Agent.

         22. PAYMENTS. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by the Borrower under terms of the Second-Lien Note Indenture.

         23. ADDITIONAL GUARANTORS. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Guaranty after the date hereof pursuant to the Second-Lien Note Indenture shall become a Guarantor hereunder by (x) executing and delivering a counterpart hereof to the Second-Lien Collateral Agent or (y) executing a joinder agreement and delivering same to the Second-Lien Collateral Agent, in each case as may be requested by (and in form and substance satisfactory to) the Second-Lien Collateral Agent and (y) taking all actions as specified in this Guaranty as would have been taken by such Guarantor had it been an original party to this Guaranty, in each case with all documents and actions required to be taken to be taken above to the reasonable satisfaction of the Second-Lien Collateral Agent.

         24. HEADINGS DESCRIPTIVE. The headings of the several Sections of this Guaranty are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guaranty.

         25. SECOND-LIEN COLLATERAL AGENT. (a) Appointment. The Second-Lien Trustee and each Noteholder, by accepting a Note, hereby irrevocably designates and appoints HSBC Bank USA, National Association as the Second-Lien Collateral Agent under this Guaranty and each Security Document, and the Second-Lien Trustee and each such Noteholder irrevocably authorizes HSBC Bank USA, National Association as the Second-Lien Collateral Agent to take such actions on its behalf under the provisions of this Guaranty and each Security Document to which the Second-Lien Trustee and the Second-Lien Collateral Agent (as the case may be) is a party and to exercise such powers and perform such duties as are expressly delegated to the Second-Lien Trustee and the Second-Lien Collateral Agent (as the case may be) by the terms of this Guaranty and each Security Document to which the Second-Lien Trustee and the Second-Lien Collateral Agent (as the case may be) is a party, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Guaranty or in any Security Document, the Second-Lien Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Noteholder or any other Person, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Second-Lien Collateral Agent and the Second-Lien Trustee shall be read into this Guaranty or otherwise exist against the Second-Lien Collateral Agent and the Second-Lien Trustee. The provisions of this Section 24 are solely for the benefit of the Second-Lien Collateral Agent, the Second-Lien Trustee and the Noteholders, and the Guarantors shall not have any rights as a third party beneficiary or otherwise under any of the provisions hereof. In performing their respective functions and duties hereunder and under the other Security Documents to which the Second-Lien Collateral Agent is a party, the Second-Lien Collateral Agent shall act solely as an agent of the Second-Lien Trustee and the Noteholders and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Guarantors or any of their successors and assigns.

         (b) Delegation of Duties. The Second-Lien Collateral Agent may execute any of its duties under this Guaranty or the Security Documents to which the Second-Lien Collateral Agent is a party by or through receivers, agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Second-Lien Collateral

Agent shall not be responsible for the negligence or misconduct of any receivers, agents or attorneys-in-fact selected by it with reasonable care.

         (c) Exculpatory Provisions. The Second-Lien Collateral Agent shall not be (i) liable for any action lawfully taken or omitted to be taken by it or any Person described in Section 11 of the Pledge Agreement (as defined in the Second-Lien Note Indenture) under or in connection with this Guaranty, or any other Transaction Document or any other document or instrument referred to or provided for herein or therein (except for its or such Person's own gross negligence or willful misconduct if such Person was not selected with reasonable care), or (ii) responsible in any manner to any of the Noteholders, the Second-Lien Trustee or any other Person for any recitals, statements, representations or warranties made by any Guarantor contained in this Guaranty or any other Transaction Document or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Guaranty or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Guaranty, or any other Transaction Document or for any failure of any Guarantor to perform its obligations hereunder or thereunder. The Second-Lien Collateral Agent shall not be required to initiate or conduct any litigation or collection or other proceeding under this Guaranty or any other Transaction Document. The Second-Lien Collateral Agent shall not be under any obligation to the Second-Lien Trustee or to any Noteholder to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Guaranty or any other Transaction Document, or to inspect the properties, books or records of any Guarantor. The Second-Lien Collateral Agent shall have the right at any time to seek instructions from the Noteholders with respect to the administration of this Guaranty or the Security Documents. Anything to the contrary notwithstanding, in no event shall the Second-Lien Collateral Agent be liable to any Person, under this Guaranty or any other Transaction Document for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Second-Lien Collateral Agent has been advised of the likelihood of such loss or damage.

         (d) Reliance by Second-Lien Collateral Agent. The Second-Lien Collateral Agent shall be entitled to conclusively rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any Guarantor or Noteholder), independent accountants and other experts selected by the Second-Lien Collateral Agent with reasonable due care. The Second-Lien Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, delivered to the Second-Lien Collateral Agent hereunder or under the Transaction Documents. The Second-Lien Collateral Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless the Second-Lien Collateral Agent shall have received an executed transfer instrument in respect thereof. The Second-Lien Collateral Agent shall have no liability for failing or refusing to take any action under this Guaranty or any other Transaction Document unless it shall first receive such advice, direction, instruction or concurrence of the Majority Noteholders or the Noteholders as is required hereunder or it shall first be indemnified to its satisfaction by the Noteholders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action; and the Second-Lien Collateral Agent has the right to seek instructions from the Majority Noteholders before acting or electing not to act under this Guaranty or any other Transaction Document. The Second-Lien Collateral Agent shall in all cases have no liability in acting, or in refraining from acting, under this Guaranty and the other Transaction Documents in accordance with a direction or instruction of the Majority Noteholders, and such direction or instruction and any action taken or failure to act pursuant thereto shall be binding upon all of the Noteholders and all future holders of the Notes. This Section does not govern the relationship of the Guarantors and the Noteholders.

         (e) Non-Reliance on Second-Lien Collateral Agent. Each Guarantor and Noteholder expressly acknowledges that the Second-Lien Collateral Agent, or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has not made any representations or warranties to it and that no act by the Second-Lien Collateral Agent hereafter taken, including, without limitation, any review of the affairs of any Guarantor or Noteholder, shall be deemed to constitute any representation or warranty by the Second-Lien Collateral Agent.

         (f) Second-Lien Collateral Agent in its Individual Capacity. The Second-Lien Collateral Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Guarantors and Noteholders as though the Second-Lien Collateral Agent were not the collateral agent hereunder.

         (g) Successor Second-Lien Collateral Agent. The Second-Lien Collateral Agent may resign as collateral agent upon thirty (30) days notice to the Borrower and the Noteholders and the Second-Lien Collateral Agent may be removed from its position as collateral agent at any time by the Noteholders. If the Second-Lien Collateral Agent shall resign as collateral agent under this Guaranty or be removed pursuant to the preceding sentence, then the Majority Noteholders during such 30-day period shall appoint a successor collateral agent, and upon the acceptance by such successor collateral agent, the successor collateral agent shall succeed to the rights, powers and duties of the Second-Lien Collateral Agent and the term "Second-Lien Collateral Agent" shall mean such successor collateral agent, effective upon its appointment and acceptance, and the former Second-Lien Collateral Agent's rights, powers and duties as collateral agent shall then be terminated, without any other or further act or deed on the part of such former Second-Lien Collateral Agent or any of the parties to this Guaranty or any Noteholders. After any retiring Second-Lien Collateral Agent's resignation hereunder as collateral agent, the provisions of this Section 25 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Second-Lien Collateral Agent under this Guaranty. If the Second-Lien Collateral Agent consolidates with, merges with or converts into, or transfers all or substantially all of its assets (including the administration of this Guaranty and the other Transaction Documents) to, another Person, the resulting, surviving or transferee Person, without any further act, shall be the successor Second-Lien Collateral Agent.

         (h) Actions by the Second-Lien Collateral Agent. In each case that the Second-Lien Collateral Agent may or is required hereunder or any Security Document to take any action (a "Collateral Agent Action"), including without limitation to make any determination or judgment, to give consents, to exercise rights, powers or remedies, to release or sell collateral or otherwise to act hereunder or under any Security Document, the Second-Lien Collateral Agent may seek direction from the Majority Noteholders. The Second-Lien Collateral Agent shall not be liable with respect to any Collateral Agent Action taken or omitted to be taken by it in good faith in accordance with the direction from the Majority Noteholders. If the Second-Lien Collateral Agent shall request direction from the Majority Noteholders with respect to any Collateral Agent Action, the Second-Lien Collateral Agent shall be entitled to refrain from such Collateral Agent Action unless and until such Second-Lien Collateral Agent shall have received direction from the Majority Noteholders and the Second-Lien Collateral Agent shall not incur liability to any Person by reason of so refraining.

               (i) Notwithstanding anything to the contrary in this Guaranty or any other Transaction Document, in no event shall the Second-Lien Collateral Agent be responsible for, or have any duty or obligation with respect to, the recording, filing, registering, perfection, protection or maintenance of the security interests or Liens intended to be created by this Guaranty or the Security Documents (including without limitation any UCC financing or continuation statements or similar documents or instruments), nor shall the Second-Lien
         Collateral Agent be responsible for, and the Second-Lien Collateral Agent makes no representation regarding, the validity, effectiveness or priority of any of this Guaranty or the Security Documents or the security interests or Liens intended to be created hereby or thereby.

               (ii) The Second-Lien Collateral Agent is hereby directed by the Noteholders to execute this Guaranty and the Security Documents as contemplated herein.

               (iii) Whenever in the administration of this Guaranty or any Security Document, the Second-Lien Collateral Agent shall deem it necessary that a matter with respect to the Guarantors be provided or established prior to taking or suffering or omitting to take any act hereunder or thereunder, such matter (unless other evidence in respect thereof be herein or therein specifically prescribed) may, in the absence of gross negligence, bad faith or willful misconduct on the part of the Second-Lien Collateral Agent be deemed to be conclusively proved and established by an officers' certificate delivered by the applicable Guarantor to the Second-Lien Collateral Agent, and such certificate, in the absence of gross negligence, bad faith or willful misconduct on the part of the Second-Lien Collateral Agent, shall be full warrant to the Second-Lien Collateral Agent for any action taken, suffered or omitted to be taken by it under the provisions of this Guaranty or any Security Document upon the faith thereof.

               (iv) Any direction, request, notice, consent or other action provided or permitted by this Guaranty or the Security Documents to be given, made or taken by the Noteholders may be embodied in or evidenced by one or more instruments of substantially similar tenor signed by the Noteholders in person or by and agent thereof duly appointed in writing; and such action, except as otherwise expressly provided herein, shall become effective when such instrument or instruments are delivered to the Second-Lien Collateral Agent. The fact and date of the execution of any such instrument or writing may be proved in any manner that the Second-Lien Collateral Agent deems sufficient. The holding of Notes shall be proved by the Note Register.

               (v) Acceptance of Terms of Noteholders. Each Noteholder, by accepting a Note, agrees to all the terms and provisions set forth herein and the Security Documents.

         26. FCC CONSENT. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by any of the Second-Lien Collateral Agent and the Secured Creditors with respect to any license of the Federal Communications Commission ("FCC") unless and until any applicable rules and regulations thereunder, requiring the consent to or approval of such action by the FCC or any governmental or other authority, have been satisfied. Each Guarantor agrees to use its best efforts, including taking any action which the Second-Lien Collateral Agent and the Secured Creditors may reasonably request, to assist in obtaining any required consent or approval of the FCC or any other governmental or other authority for any sale or transfer of control of the Collateral contemplated by the security documents pursuant to the exercise of the rights and remedies of the Second-Lien Collateral Agent and the Secured Creditors thereunder, including, upon request, to prepare, sign and file with the FCC the assignor's or transferor's and licensee's portions of any applications required under the rules of the FCC for consent to the assignment or transfer of control of any FCC construction permit, license or other authorization.

         Each Guarantor further consents, subject to obtaining any necessary approvals, to the assignment or transfer of control of any FCC or other governmental construction permit, license, or other authorization to operate, to a receiver, trustee, or similar official or to any purchaser of the Collateral pursuant to any public or private sale, judicial sale, foreclosure, or exercise of other remedies available to Second-Lien Collateral Agent and the Secured Creditors as permitted by applicable law.

         27. CONFLICTS; INTERCREDITOR AGREEMENT.The parties hereto acknowledge that the relative rights of the Noteholders under this Guaranty and the lenders under the First-Lien Credit Agreement shall be governed by the Intercreditor Agreement. In the event of any conflicts between the provisions of this Guaranty and the provisions of the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall govern and CONTROL.

                                     * * *

         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

Address:                                                      BRAINSTORM NETWORKS, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      HOT SPOTS PRODUCTIONS, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      ON TV, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN-BECOCOM, LLC, as a Guarantor

105 Carnegie Center                                           By: RCN Telecom Services of Massachusetts, Inc.
Princeton, NJ 08540
Tel: (609) 734-3700                                               By: /s/ Patrick T. Hogan
Fax: (609) 734-3830                                                  ----------------------------------
Attention: Chief Financial Officer                                   Name:  Patrick T. Hogan
                                                                     Title: Executive Vice President
                                                                            and Chief Financial Officer


Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN CABLE TV OF CHICAGO, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN ENTERTAINMENT, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN FINANCE, LLC, as a Guarantor

105 Carnegie Center                                           By: RCN Corporation, its managing member
Princeton, NJ 08540
Tel: (609) 734-3700                                               By: /s/ Patrick T. Hogan
Fax: (609) 734-3830                                                  ----------------------------------
Attention: Chief Financial Officer                                   Name:  Patrick T. Hogan
                                                                     Title: Executive Vice President
                                                                            and Chief Financial Officer


Address:                                                      RCN FINANCIAL MANAGEMENT, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN INTERNATIONAL HOLDINGS, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN INTERNET SERVICES, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN TELECOM SERVICES, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN TELECOM SERVICES OF ILLINOIS, LLC, as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN TELECOM SERVICES OF MASSACHUSETTS, INC., as a
                                                                Guarantor
105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN TELECOM SERVICES OF PHILADELPHIA, INC., as a
                                                                Guarantor
105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN TELECOM SERVICES OF VIRGINIA, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN TELECOM SERVICES OF WASHINGTON D.C., INC., as a
                                                                Guarantor
105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RFM 2, LLC, as a Guarantor

105 Carnegie Center                                           By: RCN Corporation, its managing member
Princeton, NJ 08540
Tel: (609) 734-3700                                               By: /s/ Patrick T. Hogan
Fax: (609) 734-3830                                                  ----------------------------------
Attention: Chief Financial Officer                                   Name:  Patrick T. Hogan
                                                                     Title: Executive Vice President
                                                                            and Chief Financial Officer


Address:                                                      RLH PROPERTY CORPORATION, as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      TEC AIR, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      21ST CENTURY TELECOM SERVICES, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      UNET HOLDING, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer

Address:                                                      STARPOWER COMMUNICATIONS, LLC,
                                                                as a Guarantor
105 Carnegie Center
Princeton, NJ 08540
Attention: Chief Financial Officer
Tel: (609) 734-3700                                           By: /s/ Patrick T. Hogan
Fax: (609) 734-3830                                              ---------------------------------------
                                                                 Name:  Patrick T. Hogan
                                                                 Title: Manager

Accepted and Agreed to:                                      Address:

                                                             60 Wall Street
                                                             New York, New York 10005
DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH,                      Tel: (212) 250-6142
     as Collateral Agent and Pledgee                         Fax: (212) 797-5692


By: /s/ Alexander Richarz
   ----------------------------
   Name:  Alexander Richarz
   Title: Vice President


By: /s/ Gregory Shefrin
   ----------------------------
   Name:  Gregory Shefrin
   Title: Director

                               Table of Contents
                               -----------------

                                                                           Page
                                                                           ----

1.    GUARANTY ............................................................  1
2.    LIABILITY OF GUARANTORS ABSOLUTE ....................................  2
3.    OBLIGATIONS OF GUARANTORS INDEPENDENT ...............................  2
4.    WAIVERS BY GUARANTORS ...............................................  3
5.    RIGHTS OF SECURED CREDITORS .........................................  5
6.    CONTINUING GUARANTY .................................................  6
7.    SUBORDINATION OF INDEBTEDNESS HELD BY GUARANTORS ....................  6
8.    GUARANTY ENFORCEABLE BY SECOND-LIEN TRUSTEE OR SECOND-LIEN
        COLLATERAL AGENT ..................................................  7
9.    SUBORDINATION OF RCN INTERNATIONAL GUARANTY .........................  7
10.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF GUARANTORS ............. 12
11.   EXPENSES ............................................................ 14
12.   BENEFIT AND BINDING EFFECT .......................................... 14
13.   AMENDMENTS; WAIVERS ................................................. 14
14.   SET OFF ............................................................. 14
15.   NOTICE .............................................................. 15
16.   REINSTATEMENT ....................................................... 15
17.   CONSENT TO JURISDICTION; SERVICE OF PROCESS; AND WAIVER OF
        TRIAL BY JURY ..................................................... 16
18.   RELEASE OF LIABILITY OF GUARANTOR UPON SALE OR DISSOLUTION .......... 16
19.   CONTRIBUTION ........................................................ 17
20.   LIMITATION ON GUARANTEED OBLIGATIONS ................................ 18
21.   COUNTERPARTS ........................................................ 18
22.   PAYMENTS ............................................................ 18
23.   ADDITIONAL GUARANTORS ............................................... 19
24.   HEADINGS DESCRIPTIVE ................................................ 19
25.   SECOND-LIEN COLLATERAL AGENT ........................................ 19
26.   FCC CONSENT ......................................................... 23
27.   CONFLICTS; INTERCREDITOR AGREEMENT .................................. 23

                                      (i)